SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND SUMMARY PROSPECTUSES

DWS ESG Core Equity Fund
DWS ESG Global Bond Fund
DWS ESG International Core Equity Fund
Effective on or about December 31, 2021, the following information replaces similar existing disclosure contained under the “Management process” sub-heading of the “PRINCIPAL INVESTMENT STRATEGIES” section of each fund’s summary prospectus(es), and under the “Management process” sub-heading under the “PRINCIPAL INVESTMENT STRATEGIES” heading of the summary section and under the “PRINCIPAL INVESTMENT STRATEGIES” heading within the “FUND DETAILS” section of each fund’s prospectus(es).
In addition to considering financial information, the security selection process evaluates an issuer based on ESG criteria. An issuer’s performance across certain ESG criteria is summarized in a proprietary ESG rating which is determined by DWS on the basis of data obtained from multiple third party ESG data providers, public sources and internal research-based assessments. Issuers with an ESG rating above a minimum threshold determined by the Advisor are deemed to meet the Advisor’s sustainability criteria. Portfolio management may use its discretion in considering application of internal assessments on a security’s proprietary ESG rating.
The proprietary ESG rating for each issuer is derived from multiple factors, including:
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Level of involvement in controversial sectors and weapons;
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Adherence to corporate governance principles (including, but not limited to: composition, effectiveness and independence of the board of directors; remuneration; and relations with shareholders, including shareholder voting rights);
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ESG performance relative to a peer group of issuers; and
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Efforts to meet the United Nations’ Sustainable Development Goals.
Please Retain This Supplement for Future Reference
December 30, 2021
PROSTKR21-86